Exhibit 99.2 PERMROCK ROYALTY TRUST (NYSE: PRT) OPERATIONAL UPDATE MAY 2019 1Exhibit 99.2 PERMROCK ROYALTY TRUST (NYSE: PRT) OPERATIONAL UPDATE MAY 2019 1

PermRock Royalty Trust – Operational Update NOTICE TO INVESTORS This presentation includes certain forward-looking statements and projections provided by Boaz Energy II, LLC (“Boaz Energy”), including with regard to the properties covered by the Trust’s net profits interest (the “Underlying Properties”) included in PermRock Royalty Trust (the “Trust”). When used in this presentation, the words “anticipate,” “believe,” “continue,” “estimate,” “expect,” “intend,” “may,” “will” and similar expressions are intended to identify forward-looking statements. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Such forward-looking statements include Boaz Energy’s expectations regarding future activities affecting the Underlying Properties, including (1) with respect to Permian Clearfork, plans to begin exploiting drilling projects in Q3 2019, expectations regarding additional projects to optimize waterflood operations, anticipation regarding drilling one of the locations in Kingdom Clearfork in Q3 2019 and related projection of location, type of projects, costs and economic outputs, expectations regarding conversion of an offset well to injection, the impact of expanding the existing waterflood project on total recoverable oil reserves in the Kingdom Clearfork field and the potential to add additional reserves once the waterflood is expanded; (2) with respect to Permian Abo, expectations regarding waterflood conformance work, producer and injector stimulations; (3) with respect to Permian Platform, expectations regarding a new drill well in Peak Victor Field and related projection of location, type of projects, costs and economic outputs, expectations regarding implementation of a pilot flood, anticipated development in Armer field in participation with partners and development activities, potential waterflood operations and additional reserves, and Q3 & Q4 2019 capital outlook; and (4) with respect to Permian Shelf, expectations regarding producer stimulations, waterflood conformance reviews and evaluation of, and participation in, projects proposed by operating partners. Any forward-looking statements and projections which reflect various estimates and assumptions by Boaz Energy concerning anticipated results of the Underlying Properties are based on Boaz Energy’s experience and perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate. All forward-looking statements are subject to risks and uncertainties. A number of factors, many of which are beyond the control of Boaz Energy and the Trust, could cause actual results to differ materially from those implied or expressed by the forward-looking statements contained in this presentation. These factors include, but are not limited to, the risks described under the heading “Risk Factors” in the Trust’s Annual Report on Form 10-K and other public filings filed with the Securities and Exchange Commission (the “SEC”) and include, in particular, the amount and timing of spending by operating partners in acreage Boaz Energy does not operate, resolution of Permian Basin take-away constraints, the success of development activities, including those by operating partners in acreage Boaz Energy does not operate, Boaz Energy’s ability to obtain the required permits for anticipated drilling activities; risks associated with drilling and operating oil and natural gas wells and waterflood operations; the reliability and accuracy of 3D seismic data; uncertainties in estimating production and oil and natural gas reserves of the Underlying Properties; Boaz Energy’s ability to accurately project the costs of drilling, completion and development activities, lease operating expenses and other capital expenditures; availability and terms of capital to fund capital expenditures; the effect of existing and future laws and regulatory actions; conditions in the capital markets; competition from others in the energy industry; uncertainty in whether development projects will be pursued; severe or unseasonable weather that may adversely affect production; general economic conditions affecting the areas where the Underlying Properties are located and actions by Boaz Energy, including such that result in conflicts of interest, that adversely affect the Trust. No representations or warranties are made by Boaz Energy, the Trust or any of their affiliates as to the accuracy of any such statements or projections. While Boaz Energy bases these statements in good faith on assumptions that it believes to be reasonable when made, these forward-looking statements are not a guarantee of the Trust’s performance, and investors should not place undue reliance on such statements. Accordingly, actual results may vary from the projected results and such variations may be material. Any forward-looking statement speaks only as of the date on which such statement is made and neither Boaz Energy nor the Trust undertakes any obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. This presentation has been prepared by Boaz Energy and includes market and other statistical information from sources believed by it to be reliable, including independent industry publications, government publications or other published independent sources. Although Boaz Energy believes these sources are reliable, it has not independently verified the information and cannot guarantee its accuracy and completeness. Rate of return (“ROR”) and return on investment (“ROI”) disclosed in this presentation are calculated based on drilling and completion costs and estimated future lease operating expenses and do not give effect to expenses of the Trust. In addition, these costs may be higher than Boaz Energy is projecting or may increase over time. Estimated Ultimate Recovery or “EUR” refers to estimates of the sum of reserves remaining as of a given date and cumulative production as of that date from a currently producing or hypothetical future well, as applicable. These quantities do not necessarily constitute or represent reserves as defined by the SEC. EUR estimates and quantities that may be ultimately recovered from Boaz Energy’s interest may differ substantially from estimates. A number of factors can impact ultimate recovery, including actual drilling results as well as geological and mechanical factors. Estimates of type/decline curves, per-well EUR, and resource potential may change significantly as development provides additional data. Additionally, initial production rates contained in this presentation are subject to decline over time and should not be regarded as reflective of sustained production levels. 2PermRock Royalty Trust – Operational Update NOTICE TO INVESTORS This presentation includes certain forward-looking statements and projections provided by Boaz Energy II, LLC (“Boaz Energy”), including with regard to the properties covered by the Trust’s net profits interest (the “Underlying Properties”) included in PermRock Royalty Trust (the “Trust”). When used in this presentation, the words “anticipate,” “believe,” “continue,” “estimate,” “expect,” “intend,” “may,” “will” and similar expressions are intended to identify forward-looking statements. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Such forward-looking statements include Boaz Energy’s expectations regarding future activities affecting the Underlying Properties, including (1) with respect to Permian Clearfork, plans to begin exploiting drilling projects in Q3 2019, expectations regarding additional projects to optimize waterflood operations, anticipation regarding drilling one of the locations in Kingdom Clearfork in Q3 2019 and related projection of location, type of projects, costs and economic outputs, expectations regarding conversion of an offset well to injection, the impact of expanding the existing waterflood project on total recoverable oil reserves in the Kingdom Clearfork field and the potential to add additional reserves once the waterflood is expanded; (2) with respect to Permian Abo, expectations regarding waterflood conformance work, producer and injector stimulations; (3) with respect to Permian Platform, expectations regarding a new drill well in Peak Victor Field and related projection of location, type of projects, costs and economic outputs, expectations regarding implementation of a pilot flood, anticipated development in Armer field in participation with partners and development activities, potential waterflood operations and additional reserves, and Q3 & Q4 2019 capital outlook; and (4) with respect to Permian Shelf, expectations regarding producer stimulations, waterflood conformance reviews and evaluation of, and participation in, projects proposed by operating partners. Any forward-looking statements and projections which reflect various estimates and assumptions by Boaz Energy concerning anticipated results of the Underlying Properties are based on Boaz Energy’s experience and perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate. All forward-looking statements are subject to risks and uncertainties. A number of factors, many of which are beyond the control of Boaz Energy and the Trust, could cause actual results to differ materially from those implied or expressed by the forward-looking statements contained in this presentation. These factors include, but are not limited to, the risks described under the heading “Risk Factors” in the Trust’s Annual Report on Form 10-K and other public filings filed with the Securities and Exchange Commission (the “SEC”) and include, in particular, the amount and timing of spending by operating partners in acreage Boaz Energy does not operate, resolution of Permian Basin take-away constraints, the success of development activities, including those by operating partners in acreage Boaz Energy does not operate, Boaz Energy’s ability to obtain the required permits for anticipated drilling activities; risks associated with drilling and operating oil and natural gas wells and waterflood operations; the reliability and accuracy of 3D seismic data; uncertainties in estimating production and oil and natural gas reserves of the Underlying Properties; Boaz Energy’s ability to accurately project the costs of drilling, completion and development activities, lease operating expenses and other capital expenditures; availability and terms of capital to fund capital expenditures; the effect of existing and future laws and regulatory actions; conditions in the capital markets; competition from others in the energy industry; uncertainty in whether development projects will be pursued; severe or unseasonable weather that may adversely affect production; general economic conditions affecting the areas where the Underlying Properties are located and actions by Boaz Energy, including such that result in conflicts of interest, that adversely affect the Trust. No representations or warranties are made by Boaz Energy, the Trust or any of their affiliates as to the accuracy of any such statements or projections. While Boaz Energy bases these statements in good faith on assumptions that it believes to be reasonable when made, these forward-looking statements are not a guarantee of the Trust’s performance, and investors should not place undue reliance on such statements. Accordingly, actual results may vary from the projected results and such variations may be material. Any forward-looking statement speaks only as of the date on which such statement is made and neither Boaz Energy nor the Trust undertakes any obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. This presentation has been prepared by Boaz Energy and includes market and other statistical information from sources believed by it to be reliable, including independent industry publications, government publications or other published independent sources. Although Boaz Energy believes these sources are reliable, it has not independently verified the information and cannot guarantee its accuracy and completeness. Rate of return (“ROR”) and return on investment (“ROI”) disclosed in this presentation are calculated based on drilling and completion costs and estimated future lease operating expenses and do not give effect to expenses of the Trust. In addition, these costs may be higher than Boaz Energy is projecting or may increase over time. Estimated Ultimate Recovery or “EUR” refers to estimates of the sum of reserves remaining as of a given date and cumulative production as of that date from a currently producing or hypothetical future well, as applicable. These quantities do not necessarily constitute or represent reserves as defined by the SEC. EUR estimates and quantities that may be ultimately recovered from Boaz Energy’s interest may differ substantially from estimates. A number of factors can impact ultimate recovery, including actual drilling results as well as geological and mechanical factors. Estimates of type/decline curves, per-well EUR, and resource potential may change significantly as development provides additional data. Additionally, initial production rates contained in this presentation are subject to decline over time and should not be regarded as reflective of sustained production levels. 2

PERMROCK – TRUST STRUCTURE

PermRock Royalty Trust – Operational Update

TRUST STRUCTURE

PermRock Royalty Trust is a Delaware statutory trust. Its purpose is to own the Net Profits Interest "NPI" in the Underlying Properties, to distribute to Trust unitholders cash that the Trust receives in respect of the NPI and to perform certain administrative functions.

Trust Structure Highlights:

- Perpetual royalty trust
- No leverage is permitted at the Trust level
- Monthly cash distributions
- Unit holders receive an annual Form 1099
- Tax benefits of owning oil and natural gas assets

DISTRIBUTION MECHANICS

The NPI represents the Trust's right to receive 80% of the cashflow after lease operating expense, severance and ad valorem taxes and capital expenditures on the Underlying Properties.

Trust distributions are calculated using a cash basis of accounting. All revenue and expense received during the month regardless of activity date are used to determine that month's distributions.

DISTRIBUTION TIMING


Month 1
Oil & Gas Produced and Sold
Month 2
Payment received from Purchasers
Month 3
Revenue and expenses booked. Distribution announced to Unitholders.
Month 4
Dividend paid to Unitholders

As an example, oil and gas sales from the Underlying Properties from "Month 1" will be distributed to unitholders in "Month 4". This results in a three month lag between the actual month the sales occurred and when unitholders receive the distribution from those sales.

3

PermRock Royalty Trust – Operational Update PERMROCK 2018 - SUMMARY UNDERLYING PROPERTIES OPERATING AREA MAP The Underlying Properties are located in the Permian Basin of West Texas and, for discussion purposes, have been divided into four operating areas primarily based on geological similarities. They are the Permian Clearfork, Permian Abo, Permian Platform and Permian Shelf. Many of the Underlying Properties are producing from mature reservoirs which maintain steady predictable declines. However, from time to time new wells will be drilled or wells may be recompleted into new reservoirs. In these instances production may follow a hyperbolic decline rate until a steady terminal decline is reached. 2018 OIL PRODUCTION BY AREA 70,000 60,000 50,000 40,000 30,000 20,000 10,000 - 4 PRMCLK PRMABO PRMPLT PRMSLF BOPMPermRock Royalty Trust – Operational Update PERMROCK 2018 - SUMMARY UNDERLYING PROPERTIES OPERATING AREA MAP The Underlying Properties are located in the Permian Basin of West Texas and, for discussion purposes, have been divided into four operating areas primarily based on geological similarities. They are the Permian Clearfork, Permian Abo, Permian Platform and Permian Shelf. Many of the Underlying Properties are producing from mature reservoirs which maintain steady predictable declines. However, from time to time new wells will be drilled or wells may be recompleted into new reservoirs. In these instances production may follow a hyperbolic decline rate until a steady terminal decline is reached. 2018 OIL PRODUCTION BY AREA 70,000 60,000 50,000 40,000 30,000 20,000 10,000 - 4 PRMCLK PRMABO PRMPLT PRMSLF BOPM

PermRock Royalty Trust – Operational Update

PERMROCK 2018 - DIFFERENTIAL DISCUSSION

DIFFERENTIALS DISCUSSION

<u>What are "Basin Differentials"?</u>

Domestically, the trading benchmark for oil price is the WTI price of Cushing (Oklahoma). The reference price for production in the Permian region is WTI priced in Midland (Texas) or WTS (West Texas Sour). Usually WTI (MID) and WTI (CUSH) trade close to par.

In 2018 growing Permian crude supplies caused WTI (MID) to trade at a significant discount to the domestic benchmark as the midstream companies worked to build additional infrastructure.

2018 BASIN DIFFERENTIALS



Feb-18
Mar-18
Apr-18
May-18
Jun-18
Jul-18
Aug-18
Sep-18
Oct-18
Nov-18
Dec-18
Jan-19
Feb-19
Mar-19
$2
$0
-$2
-$4
-$6
-$8
-$10
-$12
-$14
-$16
-$18
MID/CUSH
WTS/CUSH

DIFFERENTIAL IMPACT ON PRT DISTRIBUTION

<u>2018 Basin Differentials Discussion</u>

- Differentials for PRT began their move above historical norms of $3.00/bbl off the WTI (CUSH) benchmark in March and reached a peak of $15.04/bbl in September. The impact to the PRT distribution was approximately $0.234 during 2018.
- As of March 2019 basin differentials had returned to more historic levels and the futures market began predicting a less volatile 2019.

* Dates are relative to the month oil was sold which is 3 months ahead of the distribution month. For example the December 2018 impact was realized in the March 2019 Distribution.

DIFFERENTIAL DISTRIBUTION IMPACT ($/UNIT)



$0.24
$0.20
$0.16
$0.12
$0.08
$0.04
$0.00
Jan-18
Feb-18
Mar-18
Apr-18
May-18
Jun-18
Jul-18
Aug-18
Sep-18
Oct-18
Nov-18
Dec-18
Monthly
Cumulative

5

PERMROCK 2018 – OPERATIONAL DISCUSSION

PermRock Royalty Trust – Operational Update

2018 OPERATIONAL OVERVIEW

PermRock continues to invest capital in high quality projects. In 2018, PRT reinvested $2.6 MM into the Underlying Properties. These projects included new drill producers, recompletions and waterflood optimization projects. Additionally 3D Seismic data acquired in three of the four operational areas has identified additional drilling locations in the Permian Clearfork and Permian Platform. This data is also being used in ongoing waterflood conformance studies.

The cumulative impact on the distribution from capital expenditures in 2018 was $0.221 per unit.

2018 CAPITAL BY AREA


$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
Jan-18
Feb-18
Mar-18
Apr-18
May-18
Jun-18
Jul-18
Aug-18
Sep-18
Oct-18
Nov-18
Dec-18
PRMPLT
PRMSLF
PRMCLK
PRMABO

2018 OPERATIONAL STATISTICS

2018 Operating Statistics

- Lease Operating Expense/BOE: $ 9.21/BOE
- Trust Expenses & Overhead/BOE: $ 3.20/BOE
- Average Oil Differential to WTI(CUSH): $-8.30/BBL

Well Statistics

- Gross Well Count:
  - Producing Well Count: 283
  - Injection Well Count: 62
- Average Production per Well: 16 BOPD

CAPEX DISTRIBUTION IMPACT ($/UNIT)


$0.24
$0.20
$0.16
$0.12
$0.08
$0.04
$0.00
Jan-18
Feb-18
Mar-18
Apr-18
May-18
Jun-18
Jul-18
Aug-18
Sep-18
Oct-18
Nov-18
Dec-18
Monthly
Cumulative

6

PERMIAN CLEAKFORK

ASSET OVERVIEW

The Permian Clearfork area consists of 2,434 net acres on the Central Basin Platform of the Permian Basin. Production in this area first commenced in 1965. Currently, the majority of the production comes from wells in the Kingdom Clearfork field that primarily produces from the Clearfork formation.

In 2016 Boaz implemented a Secondary Recovery project on this field. The project was recently approved by the State of Texas as an approved Enhanced Oil Recovery project and the project qualified for a reduced severance tax burden.

2018 UNDERLYING OIL SALES



25,000
20,000
15,000
10,000
5,000
-
BOPM
Jan-18
Feb-18
Mar-18
Apr-18
May-18
Jun-18
Jul-18
Aug-18
Sep-18
Oct-18
Nov-18
Dec-18
PRMCLK

FUTURE ACTIVITY

- **Drilling -** In 2017 Boaz acquired 3D Seismic across the majority of its leasehold in the Permian Clearfork area. The data has been processed and has identified multiple drilling locations. Boaz plans to begin exploiting these projects in Q3 of 2019.
- **Pattern Conformance –** Injection and pattern analysis is underway and will utilize the recently processed 3D Seismic data. It is anticipated that this review will generate additional projects to optimize waterflood operations.

2018 OPERATING STATISTICS

Well Statistics

- Average Reservoir Depth: 7200 -7700 feet
- Average Production per Well: 20 BOPD

2018 Operating Statistics

- Lease Operating Expense/BOE: $6.87/BOE
- Average Oil Differential to NYMEX: $-8.13/BBL

PermRock Royalty Trust – Operational Update

7

PermRock Royalty Trust – Operational Update PERMIAN CLEARFORK - OPERATIONAL UPDATE Area Map DEVELOPMENTAL DRILLING Recently acquired 3D Seismic data has been reviewed and indicates additional drilling locations in the Kingdom Clearfork field. It is anticipated that one of these locations will be drilled in Q3 2019. Once the new well is drilled and completed, an offset well will be converted to injection to support producers in the area. Expanding the existing waterflood project into a previously unflooded area should increase total recoverable oil reserves in the Kingdom Clearfork field. Drilling Program Example § Location: Terry County, Kingdom Clearfork Field § Type of Projects: Vertical Clearkfork Producers Property Summary § D&C Costs: $1.2 MM gross ($0.9 MM net to PRT) § Project Economic Outputs: (YE2018 SEC Pricing) § ROR = 44%* § ROI = 11.7* Potential also exists to add additional reserves once the waterflood is expanded and new areas of the field are exposed to flood response. 8 * Includes secondary waterflood response following the conversion of the offset well to injection.PermRock Royalty Trust – Operational Update PERMIAN CLEARFORK - OPERATIONAL UPDATE Area Map DEVELOPMENTAL DRILLING Recently acquired 3D Seismic data has been reviewed and indicates additional drilling locations in the Kingdom Clearfork field. It is anticipated that one of these locations will be drilled in Q3 2019. Once the new well is drilled and completed, an offset well will be converted to injection to support producers in the area. Expanding the existing waterflood project into a previously unflooded area should increase total recoverable oil reserves in the Kingdom Clearfork field. Drilling Program Example § Location: Terry County, Kingdom Clearfork Field § Type of Projects: Vertical Clearkfork Producers Property Summary § D&C Costs: $1.2 MM gross ($0.9 MM net to PRT) § Project Economic Outputs: (YE2018 SEC Pricing) § ROR = 44%* § ROI = 11.7* Potential also exists to add additional reserves once the waterflood is expanded and new areas of the field are exposed to flood response. 8 * Includes secondary waterflood response following the conversion of the offset well to injection.

PERMIAN ABO

ASSET OVERVIEW

The Permian Abo area consists of 1,667 net acres on the Central Basin Platform of the Permian Basin. Production in this area first commenced in 1970. Currently the majority of the production comes from wells in the Kingdom Abo field that primarily produce from the Abo formation.

Boaz conducted a new 3D seismic shoot across the Kingdom Abo field in late 2017. The data has been processed and conclusions concerning injection pattern conformance work and potential drilling locations are being finalized.

2018 UNDERLYING OIL SALES


14,000
12,000
10,000
8,000
6,000
4,000
2,000
-
BOPM
Jan-18
Feb-18
Mar-18
Apr-18
May-18
Jun-18
Jul-18
Aug-18
Sep-18
Oct-18
Nov-18
Dec-18
PRMABO

FUTURE ACTIVITY

Kingdom Abo Field

- Waterflood conformance work based on 3D Seismic data
- Producer and Injector stimulations
    - Lower injection pressures
    - Modify injection profile for the perforated interval
    - Clean-up near wellbore skin damage from paraffin, scale and solids build up that has occurred over time

2018 OPERATING STATISTICS

Well Statistics

- Average Reservoir Depth: 7500-8000 ft
- Average Production per Well: 18 BOPD

2018 Operating Statistics

- Lease Operating Expense/BOE: $9.91/BOE
- Average Oil Differential to NYMEX: $-8.44/BBL

PermRock Royalty Trust – Operational Update

9

PermRock Royalty Trust – Operational Update

PERMIAN PLATFORM

ASSET OVERVIEW

The Permian Platform area consists of 4,169 net acres on the Central Basin Platform of the Permian Basin. Production in this area first commenced in 1958. Currently the majority of the production comes from wells in the Peak Victor and Armer fields.

Production in Q1 2018 was strong due to a successful recompletion project in Q4 2017 in the Peak Victor field. This well IP'd at over 400 BOPD but did not sustain that level of production throughout the year. 3D Seismic data has been reviewed over the field to identify more recompletion and drilling potential. Additionally Boaz participated in drilling 23 total wells, 13 of which were in the Armer Field. (Avg WI = 6%-10%)

2018 UNDERLYING OIL SALES


16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
-
BOPM
Jan-18
Feb-18
Mar-18
Apr-18
May-18
Jun-18
Jul-18
Aug-18
Sep-18
Oct-18
Nov-18
Dec-18
PRMPLT

FUTURE ACTIVITY

Peak Victor Field

- New drill well in Crane County, Texas. Location identified from 3D seismic acquired across field.
- Further evaluate waterflood potential and begin work to implement a pilot flood.

Armer Field

- Continue participating with our partners in developing Wolfcamp acreage in Armer field.

2018 OPERATING STATISTICS

Well Statistics

- Average Reservoir Depth: 5000-6000 feet
- Average Production per Well: 16 BOPD & 42 MCFD

2018 Operating Statistics

- Lease Operating Expense/BOE: $7.93/BOE
- Average Oil Differential to NYMEX: $-9.16/BBL

10

PermRock Royalty Trust – Operational Update PERMIAN PLATFORM – OPERATIONAL OVERVIEW ARMER FIELD 2018 DRILLING RESULTS ARMER FIELD HISTOICAL PRODUCTION CURVE 1000000 2018 Average Well Results • Location: Crane County, Texas 100000 • Type of Projects: Vertical Wolfcamp Producers • D&C Costs: $1.2 MM gross ($0.1 MM net to PRT) 10000 • Economic Output: (Actual 2018 pricing, SEC pricing after) This is the gross production plot for the 1000 – Reserves: 200 MBO, 450 MMCF field. The trust owns an average of 6% to 10% in these wells. – ROR = 98% 100 – ROI = 5.3 Aug-16 Feb-17 Aug-17 Feb-18 Aug-18 Feb-19 Aug-19 Feb-20 Aug-20 Oil Gas Oil Forecast Gas Forecast PEAK VICTOR FIELD 2019 DRILLING PEAK VICTOR FIELD WELL ECONOMICS Peak Victor Drilling Example • Location: Crane County, Texas • Type of Projects: Vertical Producers 2019 Potential Drilling Location • D&C Costs: $0.8 MM gross ($0.64 MM net to PRT) • Type Curve Economic Outputs: (SEC YE Price Deck ) – Reserves: 130 MBO, 440 MMCF – ROR = 135% – ROI = 7 11 * Boaz Energy internally generated type curve and EUR based on offset producing wells. BOPM & MCFMPermRock Royalty Trust – Operational Update PERMIAN PLATFORM – OPERATIONAL OVERVIEW ARMER FIELD 2018 DRILLING RESULTS ARMER FIELD HISTOICAL PRODUCTION CURVE 1000000 2018 Average Well Results • Location: Crane County, Texas 100000 • Type of Projects: Vertical Wolfcamp Producers • D&C Costs: $1.2 MM gross ($0.1 MM net to PRT) 10000 • Economic Output: (Actual 2018 pricing, SEC pricing after) This is the gross production plot for the 1000 – Reserves: 200 MBO, 450 MMCF field. The trust owns an average of 6% to 10% in these wells. – ROR = 98% 100 – ROI = 5.3 Aug-16 Feb-17 Aug-17 Feb-18 Aug-18 Feb-19 Aug-19 Feb-20 Aug-20 Oil Gas Oil Forecast Gas Forecast PEAK VICTOR FIELD 2019 DRILLING PEAK VICTOR FIELD WELL ECONOMICS Peak Victor Drilling Example • Location: Crane County, Texas • Type of Projects: Vertical Producers 2019 Potential Drilling Location • D&C Costs: $0.8 MM gross ($0.64 MM net to PRT) • Type Curve Economic Outputs: (SEC YE Price Deck ) – Reserves: 130 MBO, 440 MMCF – ROR = 135% – ROI = 7 11 * Boaz Energy internally generated type curve and EUR based on offset producing wells. BOPM & MCFM

PermRock Royalty Trust – Operational Update PERMIAN PLATFORM - OPERATIONAL UPDATE Area Map DEVELOPMENT DRILLING PermRock is participating in an active drilling program in the Armer field in Crane County. This program represents a significant portion of the Trust’s CAPEX in the Permian Platform area to date. Landlubber Q1 Results 15 16 5 Online 3/3/2019 3/23/2019 2/23/2019 30 Day IP (bopd) 81 89 85 60 Day IP (bopd) 86 86 Current (bopd) 175 116 45 Q3 & Q4 Capital Outlook § Yellow Jack NW 5 online first week of May 2019. Property Summary § Landlubber 12 - Drilled & Completed. Waiting on production installation. (Expect on production May 2019.) § 6 Pounder NESW 5 – Drilled & Completed. Waiting on production installation. (Expect on production May 2019.) § Landlubber N 55 – Drilled waiting on completion. § Yellow Jack SWSW 9 – Drilled waiting on completion. § 6 Pounder NW 10 – Spud Q3 2019 § 6 Pounder SE 8 – Spud Q3 2019 § 6 Pounder NWSE 16 – Spud Q3 2019 § Yellow Jack NW 55 – Spud Q4 2019 § Landlubber 20 – Spud Q4 2019 12PermRock Royalty Trust – Operational Update PERMIAN PLATFORM - OPERATIONAL UPDATE Area Map DEVELOPMENT DRILLING PermRock is participating in an active drilling program in the Armer field in Crane County. This program represents a significant portion of the Trust’s CAPEX in the Permian Platform area to date. Landlubber Q1 Results 15 16 5 Online 3/3/2019 3/23/2019 2/23/2019 30 Day IP (bopd) 81 89 85 60 Day IP (bopd) 86 86 Current (bopd) 175 116 45 Q3 & Q4 Capital Outlook § Yellow Jack NW 5 online first week of May 2019. Property Summary § Landlubber 12 - Drilled & Completed. Waiting on production installation. (Expect on production May 2019.) § 6 Pounder NESW 5 – Drilled & Completed. Waiting on production installation. (Expect on production May 2019.) § Landlubber N 55 – Drilled waiting on completion. § Yellow Jack SWSW 9 – Drilled waiting on completion. § 6 Pounder NW 10 – Spud Q3 2019 § 6 Pounder SE 8 – Spud Q3 2019 § 6 Pounder NWSE 16 – Spud Q3 2019 § Yellow Jack NW 55 – Spud Q4 2019 § Landlubber 20 – Spud Q4 2019 12

PERMIAN SHELF

ASSET OVERVIEW

The Permian Shelf area consists of 14,727 net acres across the Eastern Shelf of the Permian Basin in Glasscock, Schleicher, Stonewall and Coke Counties, Texas. Production in this area first commenced in 1948 and wells continue to be recompleted and drilled across the asset as projects are identified and new technologies are discovered.

In 2018 Boaz participated with our partners in recompleting wells in Glasscock County from Fusselman into the Wolfcamp/Spraberry formations. Work also continues to further optimize waterflooding operations in the area.

2018 UNDERLYING OIL SALES



16000
14000
12000
10000
8000
6000
4000
2000
0
BOPM
Jan-18
Feb-18
Mar-18
Apr-18
May-18
Jun-18
Jul-18
Aug-18
Sep-18
Oct-18
Nov-18
Dec-18
PRMSLF

FUTURE ACTIVITY

Stonewall County
- Producer stimulations

Schleicher County
- Waterflood conformance reviews

Glasscock County
- Continue to evaluate projects proposed by partners and participate as economics dictate

2018 OPERATING STATISTICS

Well Statistics
- Average Reservoir Depth: 4,200 – 10,000 ft
- Average Production per Well: 13 BOPD & 8 MCFD

2018 Operating Statistics
- Lease Operating Expense/BOE: $13.63/BOE
- Average Oil Differential to NYMEX: $-7.79/BBL

PermRock Royalty Trust – Operational Update

13

PERMROCK ROYALTY TRUST (NYSE: PRT) OPERATIONAL UPDATE MAY 2019 14PERMROCK ROYALTY TRUST (NYSE: PRT) OPERATIONAL UPDATE MAY 2019 14